Exhibit 99.1

AmeriServ Financial, Inc. Investor Meeting August 2007

Meeting Agenda Discussion of financial performance for first half of 2007 Discussion of ASRV financial performance versus peer and identification of areas for improvement Discussion of key strategic issues to close the financial performance gap to peer 2

Net Income / (Loss) (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Net Income 833 370 -10564 220 540 569 643 581 428 808 West North 3

4 Adjusted Pre-Tax Income Excludes Security Gains & FHLB Prepayment/Restructuring Costs (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Net Int Inc 324 427 -1383 524 676 733 782 562 515 1083 NPA North

5 Net Interest Income (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Net Int Inc 6295 5991 5457 6368 6292 6191 6099 5896 5955 6013 NPA North

6 Net Interest Margin % 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q NIM 0.0275 0.0263 0.0243 0.0321 0.032 0.0316 0.0306 0.0293 0.0297 0.0301 NPA North

7 Average Loans (Millions) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q NIM 523 522 526 543 553 557 575 584 595 602 NPA North

Average Deposits (Millions) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q NIM 680 712 698 712 719 733 743 745 757 764 NPA North 8

Average Investment Securities (Millions) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q NIM 397 392 375 247 235 225 216 213 203 190 NPA North 9

Average Borrowings (Millions) 2003 34.9% 2004 30.1% 1Q '05 20.9% 2Q 17.0% 3Q 17.6% 4Q 6.5% 1Q '06 5.7% 2Q 3.5% 3Q 3.1% 4Q 3.3% 1Q '07 2.0% 2Q 0.7% Avg Borrow 371 336 210 169 173 56 50 30 27 29 18 6 West 31.6 North 43.9 Borrow/ Assets 10

All Other Non-Interest Revenue (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Op exp 3182 3301 3273 3314 3242 3268 3247 3084 3233 3592 West North 11

Operating Expense (Excludes Restructuring Costs) (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Op exp 9153 9139 10013 9157 8859 8776 8565 8493 8673 8522 West North 12

Loan Loss Provision vs. Net Charge Offs (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Loan Loss Provision 0 -275 100 0 0 -50 0 -75 0 0 Net Charge Offs 60 79 145 292 117 102 572 135 81 100 North 13

Non-Performing Assets (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q NPA 3819 3334 3323 4315 4193 4624 2978 2292 2706 2825 North 14

Allowance for Loan Loss vs. Non-Performing Assets (Thousands) 1Q '05 2Q 3Q 4Q 1Q '06 2Q 3Q 4Q 1Q '07 2Q Loan Loss Reserve 9856 9480 9435 9143 9026 8874 8302 8092 8010 7911 Non Performing Assets 3819 3334 3323 4315 4193 4624 2978 2292 2706 2825 North 15

Peer Bank Analysis 16

Peer Banks Total Assets County National Bank, Clearfield $ 767 million Irwin Bank & Trust, Irwin $ 740 million 1st Summit, Johnstown $ 439 million Commercial Bank, Latrobe $ 338 million Somerset Trust Company, Somerset $ 446 million Omega Bank, State College $ 1,790 million Lorain National Bank $ 851 million 17

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Key Strategic Issues To Close Financial Performance Gap Net Interest Margin Deposit Growth Special Performance Improvement Projects Residential Mortgage Technology Small Business 21

Key Strategic Issues To Close Financial Performance Gap Productivity Trust Company Consumer Lending State College Customer Service Culture 22

Net Interest Margin Most significant area that is lagging peer Focus on increasing the loan to deposit ratio from the current level of 78% to 90% ASRV has adequate liquidity in the securities portfolio to fund increased loans Also focusing on improving the yield on the commercial loan portfolio through a more balanced mix with greater C&I volume so that we can eliminate the short fall to peer in loan yields 23

Net Interest Margin The short duration of the investment securities portfolio suggests an ability to reprice the portfolio up to current market yields over the next two and half years and narrow the short fall to peer The successful execution of these initiatives can potentially increase revenue by $5 million 24

Deposit Growth Focus on achieving consistent annual deposit growth of 4.0% Introduce an aggressive sales training program for all retail employees who touch customers Ensure we are developing full relationships with all lending customers Potential annual net interest margin benefit of $800,000 25

Special Performance Improvement Projects Focus on business units that do not contribute appropriately to financial performance Comprehensive study of the branch network resulted in the following changes: The consolidation of two older branches in Nanty Glo into one new branch in the 4th quarter of 2006 The decision to close the Saint Michael branch in the 3rd quarter of 2007 The decision to consolidate the East Hills drive-up into the University Heights Branch in the 3rd quarter of 2007 The decision to close the downtown Ebensburg branch and consolidate it into a significantly enhanced Lovell Park branch in the first half of 2008 26

Special Performance Improvement Projects Occupancy expense will be further reduced by the closure of the Westmont loan center. Staff will be relocated to our existing Main Office facility and the building will be sold to an external party Potential expense savings of $350,000 27

Residential Mortgage Strive to become the premier mortgage lender in our branch footprint by year-end 2008 New management brought in second half 2006 and a full complement of originators in place by June 30, 2007 Positioned to significantly enhance mortgage loan production within our core markets with proven talent Potential to increase revenue by $400,000 28

Technology After thorough RFP process, decision made to stay with Metavante our existing vendor Work to take full advantage of the software and hardware features available from the vendor to increase productivity and reduce costs Moved ATM processing from STAR to Metavante to achieve cost savings and expanded feature capabilities Migration will occur over a two year period with potential annual cost savings of $300,000 29

Small Business During first quarter 2007 small business banking was completely re-staffed and realigned under commercial lending division New manager hired to oversee small business with lenders assigned by geographic region Focus is both on smaller commercial loan production and deposit generation Financial results incorporated in increasing the loan to deposit ratio and assisting in achieving deposit growth targets 30

Productivity Objective is to build on the success of the BETTER program to create a process which will be an on- going part of the ASRV culture Over the past four years identified expense savings have approximated $1 million annually Continued focus on technological enhancements to further reduce FTE and improve net income per employee Targeted expense savings of $1.2 million 31

Trust Company Strongest and most profitable performer during ASRV's period of difficulty Trust Company is organized under four business lines each of which is profitable Focus is on further improving the return on revenue while growing these businesses Opportunity to enhance revenues with the synergies of the West Chester Capital acquisition Potential annual profit enhancement of $800,000 32

Consumer Lending Need to reenergize a product line that has displayed lackluster performance New management has worked on developing new customer service standards Focus on increasing new consumer loan production by 25% with improved sales skills, reporting and monitoring Potential revenue enhancement reflected in the increased loan to deposit ratio 33

State College State College / Centre County is one of the fastest growing and healthiest markets in Pennsylvania Presently an under performing business unit with significant upside potential Focus on expanding deposit market share and commercial loan outstandings Evaluating a third branch location to help build critical mass and better leverage our existing retail presence 34

Customer Service Culture Create a vision for ASRV that incorporates customer focus as the key element Communicate the necessity of creating a customer service culture as the primary driver for all ASRV employees Establish metrics to measure our customer service performance in order to gauge our success and develop trends 35

Loan Income Investment Income Deposit Growth Trust Company Mortgage Banking Potential Revenue Enhancement - $7,000,000 Potential Revenue Enhancements: 36

Special Improvement Projects Technology enhancements Better Program Potential Expense Rationalization - $1,850,000 Potential Expense Rationalization: 37